                                                                    Exhibit 99.5


                         UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements give effect to the merger (the "Merger") of Pharmacopeia's wholly-owned subsidiary, Micro Acquisition Corporation, with and into Molecular Simulations Incorporated ("MSI") under the pooling of interests accounting basis. The pro forma combined condensed financial statements are derived from and should be read in conjunction with the respective historical financial statements and the notes thereto of Pharmacopeia and MSI. The pro forma combined condensed balance sheet combines Pharmacopeia's March 31, 1998 unaudited balance sheet with MSI's March 1998 unaudited balance sheet as if the Merger occurred as of March 31, 1998. The pro forma combined condensed statements of operations combine Pharmacopeia's historical condensed statements of operations for the unaudited three month periods ended March 31, 1998 and 1997 with the corresponding MSI historical condensed statements of operations for the unaudited three month periods ended March 31, 1998 and 1997, respectively, and assume that the Merger was consummated on January 1, 1997. The unaudited pro forma combined financial statements presented herein are not necessarily indicative of the combined results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the applicable periods indicated, nor are they necessarily indicative of the results of operations in future periods or the future financial position of the combined entity.

           PHARMACOPEIA, INC. AND MOLECULAR SIMULATIONS INCORPORATED
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                MARCH 31, 1998
                                (IN THOUSANDS)

                                                       MERGER        PRO FORMA
                                                     PRO FORMA      PHARMACOPEIA
                            PHARMACOPEIA   MSI     ADJUSTMENTS(3)  AND MSI MERGER
                            ------------ --------  --------------  --------------
          ASSETS
Current assets:
  Cash and cash
   equivalents............    $  3,492   $ 18,054     $               $ 21,546
  Marketable securities...      64,244                                  64,244
  Trade receivables, net
   of allowance for doubt-
   ful accounts of $396...                 11,158                       11,158
  Deferred tax asset......                  2,100      (2,100)(4)
  Prepaid expenses and
   other current assets...       2,458      3,223                        5,681
                              --------   --------     -------         --------
    Total current assets..      70,194     34,535      (2,100)         102,629
                              --------   --------     -------         --------
Non-current investments in
 marketable securities....       8,719                                   8,719
Property and equipment,
 net......................      10,528      2,637                       13,165
Software development
 costs, net of accumulated
 amortization of $6,141...                  3,483                        3,483
Other assets..............         329        795                        1,124
                              --------   --------     -------         --------
                              $ 89,770   $ 41,450     $(2,100)        $129,120
                              ========   ========     =======         ========
     LIABILITIES AND
    STOCKHOLDERS EQUITY
Current liabilities:
  Accounts payable........    $    993   $  1,739                     $  2,732
  Accrued liabilities.....       1,818     11,265                       13,083
  Notes payable, current
   portion................         680        700                        1,380
  Deferred revenue,
   current portion........      15,322     11,788                       27,110
                              --------   --------     -------         --------
    Total current
     liabilities..........      18,813     25,492                       44,305
                              --------   --------     -------         --------
Notes payable, long-term
 portion..................         558                                     558
Minority Interest.........         976                                     976
Other long-term
 liabilities..............                    363                          363
Deferred revenue, long
 term.....................       1,993        988                        2,981
Commitments
Stockholders equity:
  Preferred stock.........                     22         (22)(1)
  Common stock............           1         11         (11)(1)            1
  Additional paid in
   capital................     105,103     39,596          33 (1)      144,732
  Accumulated deficit.....     (36,698)   (24,643)     (2,100)(4)      (63,441)
  Cumulative translation
   adjustment.............                 (1,355)                      (1,355)
                              --------   --------     -------         --------
    Total stockholders
     equity...............      68,406     13,631      (2,100)          79,937
                              --------   --------     -------         --------
                              $ 89,770   $ 41,450     $(2,100)        $129,120
                              ========   ========     =======         ========

   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                              PHARMACOPEIA, INC.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         QUARTER ENDED MARCH 31, 1998
                     (In thousands, except per share data)

                                                          MERGER        PRO FORMA
                                                        PRO FORMA      PHARMACOPEIA
                               PHARMACOPEIA   MSI     ADJUSTMENTS(3)  AND MSI MERGER
                               ------------ --------  --------------  --------------
Revenue:
  Contract                     $     6,432  $         $               $        6,432
  Software license,
   and other                                  13,054                          13,054
  Hardware                                     1,066                           1,066
                               -----------  --------  --------------  --------------
     Total Revenue                   6,432    14,120                          20,552

Cost and expenses:
  Software, license
   and other                                     769                             769
  Hardware                                       871                             871
  Research and development
    Collaborative                    4,420                                     4,420
    Proprietary                      3,724     3,033                           6,757
  Sales, general
   and administrative                1,587     7,054                           8,641
                               -----------  --------  --------------  --------------
     Total cost and expenses         9,731    11,727                          21,458
                               -----------  --------  --------------  --------------
Operating income/(loss)             (3,299)    2,393                            (906)
Interest and other income, net       1,073       (31)                          1,042
                               -----------  --------  --------------  --------------
Income/(loss) before provision
 for income taxes                   (2,226)    2,362                             136
Provision for income taxes                       838             90(4)           928
                               -----------  --------  --------------  --------------
Net income/(loss)              $    (2,226)    1,524  $         (90)  $         (792)
                               ===========  ========  ==============  ==============
Basic net income/(loss)
 per share                       $   (.19)  $    .15                     $   (.05)(2)
Diluted net income per share     $   (.19)  $    .10                     $   (.05)(2)
Weighted average number of
 common stock, outstanding
 basic                             11,798      9,836                       17,003
Weighted average number of
 common stock, and common
 stock equivalents
 outstanding-diluted               11,798     16,039                       17,033




   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                              PHARMACOPEIA, INC.
        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         QUARTER ENDED MARCH 31, 1997
                     (In thousands, except per share data)

                                                          MERGER        PRO FORMA
                                                        PRO FORMA      PHARMACOPEIA
                               PHARMACOPEIA   MSI     ADJUSTMENTS(3)  AND MSI MERGER
                               ------------ --------  --------------  --------------
Revenue:
  Contract                     $     5,932  $         $               $        5,932
  Software license,
   and other                                  11,304                          11,304
  Hardware                                     1,410                           1,410
                               -----------  --------  --------------  --------------
     Total Revenue                   5,932    12,714                          18,646

Cost and expenses:
  Software, license
   and other                                     799                             799
  Hardware                                     1,238                           1,238
  Research and development
    Collaborative                    4,151                                     4,151
    Proprietary                      2,729     3,404                           6,133
  Sales, general
   and administrative                1,458     5,462                           6,920
                               -----------  --------  --------------  --------------
     Total cost and expenses         8,338    10,903                          19,241
                               -----------  --------  --------------  --------------
Operating income/(loss)             (2,406)    1,811                            (595)
Interest and other income, net         997       (80)                            917
                               -----------  --------  --------------  --------------
Income/(loss) before provision
 for income taxes                   (1,409)    1,731                             322
Provision for income taxes                       544           109 (4)           653
                               -----------  --------  --------------  --------------
Net income/(loss)              $    (1,409)    1,187  $       (109)   $         (331)
                               ===========  ========  ==============  ==============
Basic net income/(loss)
 per share                       $   (.13)  $    .12                     $   (.02)(2)
Diluted net income per share     $   (.13)  $    .08                     $   (.02)(2)
Weighted average number of
 common stock, outstanding
 basic                             11,270      9,695                       16,400
Weighted average number of
 common stock, and common
 stock equivalents
 outstanding-diluted               11,270     15,461                       16,400




   See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL STATEMENTS

(1) The Merger, which was completed on June 12, 1998, is being accounted for as a pooling of interests, and accordingly, the related pro forma adjustments herein reflect, where applicable, an exchange ratio of
        0.5292 of a share of Pharmacopeia Common Stock for each outstanding share of MSI Common Stock, each outstanding share of MSI Class B Common Stock and each outstanding share of MSI Preferred Stock.

        As a result, information was adjusted for the Merger by the (i) addition of 7,069,365 shares of Pharmacopeia Common Stock, (ii) elimination of 9,889,483 shares of MSI Common Stock, elimination of 1,246,882 shares of MSI Class B Common Stock, and elimination of 2,222,223 shares of MSI Preferred Stock, and (iii) recording of approximately $33,000 as an increase to additional paid in capital at March 31, 1998.

(2) Pro forma loss per share data has been computed based on the combined historical net loss applicable to common stockholders of Pharmacopeia using the historical weighted average shares outstanding of Pharmacopeia Common Stock and the weighted average outstanding shares of MSI, adjusted to equivalent shares of Pharmacopeia Common Stock.

(3) The unaudited pro forma combined condensed financial statements do not include any material expenses related to the Merger, which are currently estimated to be $6,700,000 and are expected to be incurred in the second and third quarter of 1998.

(4) Reflects the reversal of a reduction to a valuation allowance for deferred tax assets during the three month periods ended March 31, 1998 and 1997 of $90,000 and $109,000, respectively, which would not be expected to be realized given the combined tax position of the merger entity.